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                                 EXHIBIT 23(d)

                     CONSENT OF DANIELSON ASSOCIATES INC.


    We hereby consent to the inclusion of our fairness opinion dated
November 16, 1997 as an Exhibit to Keystone Heritgage Group, Inc./Fulton Financial Corporation Proxy Statement/Prospectus and to the references to our firm contained herein.

                              DANIELSON ASSOCIATES, INC.


                              By: /s/Arnold G. Danielson
                                  --------------------------
                                  Arnold G. Danielson